------------------------------------------------------------------------------

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------
      (5)   Total fee paid:

            ------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------------
      (3)   Filing Party:


            ------------------------------------------------------------------
      (4)   Date Filed:

            ------------------------------------------------------------------
------------------------------------------------------------------------------

On December 12, 2005, the following message was sent to employees on behalf of Mr. Bobby Shackouls, Chairman of the Board, President and Chief Executive Officer of Burlington Resources Inc.:

It is with a great sense of pride in the accomplishments of our company and the people who built it that I am announcing that Burlington Resources has received an unsolicited offer from ConocoPhillips, Inc. to acquire our company. Our board of directors voted unanimously today to accept that offer.

The offer consists of a combination of cash and ConocoPhillips stock and equates to a value of $92 per share on the basis of Friday's closing stock price before news of the transaction entered the market. This represents a 21 percent premium over our closing price on Friday and a 28 percent premium over our average closing price over the last 30 trading days. We anticipate that the merger will close in the second quarter of 2006. The details were announced externally in a joint press release this evening.

While I deliver this message with great pride, clearly this is a bittersweet moment for all of us. Together, we have created a highly successful company whose approach to a very competitive business has been widely recognized and emulated. This merger is, in my view, evidence of our superior performance in delivering on our business model and creating shareholder value. It is this success that has made us an attractive merger partner.

You should take tremendous pride in the fact that we created nearly $27 billion of incremental shareholder value in the seven years since we embarked on our growth-and-returns model. That value creation translates into compounded growth of about 24 percent annually during that timeframe. Admittedly, our results have been favorably impacted by higher commodity prices. However, it is very clear that the flawless execution of our business model was indeed an important contributing factor.

Burlington's management has long held the view that the imperatives driving our industry toward consolidation are growing relentlessly - among them a more positive outlook for commodity prices, the challenges faced by the entire industry in achieving growth and the enthusiasm for the kinds of assets that are core to Burlington.

Given these realities, we could not be partnered with a better company. ConocoPhillips has an outstanding record of delivering shareholder value and growth, and is already a major operator in many of our core areas. They have made it clear that our high-quality assets as well as our enviable ability to apply our Basin Excellence model were key drivers behind their interest in our company.

For our part, Burlington stakeholders can now look forward to having access to the diverse, innovative and impactful activities that characterize ConocoPhillips' operations throughout the world. The combined company's upstream operations in Canada and the lower-48 states will be best in class. Our stakeholders will now have exposure to the kind of high-impact international projects we have long sought. And finally, they will enjoy the benefits of a world-class refining and marketing business.

As indicated in the merger announcement, Randy Limbacher, our executive vice president and chief operating officer, will assume a very senior role in ConocoPhillips as executive vice president of the Americas. Randy has also agreed to head the Burlington side of an integration team that will begin working immediately on transition issues for the combined entity.

Tomorrow, Tuesday morning at 7:30 a.m. Central time, Burlington and ConocoPhillips will host an analyst presentation in New York that will be webcast to conference rooms in key Burlington offices. This webcast will also be available for replay later on the BR intranet. In addition, at 10 a.m. Central time Randy Limbacher will host a second webcast for Burlington employees, which can also be heard in the same conference rooms. During this webcast he will provide information on an off-site question-and-answer session that will be held in Houston immediately afterward. Sessions at other BR offices will take place over the next few days. Your local Human Resources representatives will send you further information on the locations of conference rooms used in the webcasts, and the timing and location of the local meetings.

Many of you are undoubtedly surprised and disappointed that Burlington will not continue as an independent company. I share that disappointment because I have come to know and admire so many of you. I will no longer have the privilege of working with you on a daily basis. However, I will be serving as a director for the combined company and I look forward to observing your continued success from that perspective.

Many of us who have been around this industry for a while have experienced transactions like this one during our careers. And I also know that they can cause a great deal of apprehension about the future. Please let me assure you that we are moving quickly to address your questions and provide important information.

Since this transaction is not expected to close for several months, Burlington will remain an independent entity until closing. In fact, our board of directors on Saturday approved a $3.2 billion capital budget for 2006. And as all of you know, winter is a particularly busy time for our company and industry. I look forward to working with you as we continue executing on our business plan, remaining diligent on our safety programs and creating shareholder value in the interim.

Again, I want to thank all of you for what you have contributed to our company and to its wonderful legacy.

-- Bobby Shackouls




             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           ADDITIONAL INFORMATION

     In connection with the proposed transaction, ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

     ConocoPhillips, Burlington Resources and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

     Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.